Market Dimensions VUL

VARIABLE LIFE INSURANCE POLICIES
issued by
Security Life of Denver
and its
Security Life of Denver Separate Account S-L1

Supplement Dated January 20, 2026

This supplement updates and amends your current prospectus and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in your prospectus.
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IMPORTANT INFORMATION REGARDING THE INVESTMENT PORTFOLIOS

Scheduled Substitutions of Funds

Effective at the close of business on March 20, 2026 (the “Substitution Date”), in accordance with standards of the U.S. Securities and Exchange Commission, the Insurance Companies will “Substitute” (i.e., replace) certain “Existing Funds” under the Policies with certain “Replacement Funds,” as set forth in the table below:

Existing Fund	Replacement Fund
Voya Balanced Income Portfolio – Class S	Voya Retirement Moderate Portfolio – Class I
VY Columbia Small Cap Value II Portfolio – Class S	Voya Index Plus SmallCap Portfolio – Class S
Voya Global Insights Portfolio – Class S	Voya Global High Dividend Low Volatility Portfolio – Class S
VY Morgan Stanley Global Franchise Portfolio – Class S	Voya Global High Dividend Low Volatility Portfolio – Class S

These fund substitutions will only affect you if you currently invest in or plan to invest in a Subaccount that corresponds to an Existing Fund.

On the Substitution Date, any Policy Value allocated to a Variable Investment Option investing in an Existing Fund will be automatically transferred to the Variable Investment Option investing in the applicable Replacement fund.

Each Substitution will be effected at the relative net asset value per share of the Existing Fund and applicable Replacement Portfolio. Your Policy Value immediately prior to the Substitution will equal your Policy Value immediately after the Substitution. There will be no tax consequences for you as a result of the Substitution. The Substitution will be performed at no cost to you. The fees and charges under your Policy will not increase as a result of the Substitution. Your rights and the Insurance Company’s obligations under your Policy will not be altered in any way.

Allocation Instructions. You may give us alternative allocation instructions at any time by contacting us at Customer Service, P.O. Box 981331 Boston, MA 02298-1331 or calling us at 1-800-366-0066.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your Policy, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at our:
Customer Service
P.O. Box 981331
Boston, MA 02298-1331
1-800-366-0066

If you received a summary prospectus for any of the funds available through your Policy, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.